EXHIBIT 99.2
EXXON MOBIL CORPORATION

2Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 1 of 6)

Net Income (U.S. GAAP), $M	2Q05	1Q05	4Q04	3Q04	2Q04
Upstream
United States	1,389	1,353	1,384	1,173	1,237
Non-U.S.	3,519	3,701	3,503	2,756	2,609
Total	4,908	5,054	4,887	3,929	3,846
Downstream
United States	999	645	876	11	907
Non-U.S.	1,022	808	1,468	840	600
Total	2,021	1,453	2,344	851	1,507
Chemical
United States	343	492	425	329	148
Non-U.S.	471	940	823	680	459
Total	814	1,432	1,248	1,009	607

Corporate and financing	(103)	(79)	(59)	(109)	(170)
Net income (U.S. GAAP)	7,640	7,860	8,420	5,680	5,790
Net income per common share (U.S. GAAP)	1.21	1.23	1.31	0.88	0.89
Net income per common share
- assuming dilution (U.S. GAAP)	1.20	1.22	1.30	0.88	0.88

Special Items $M
Upstream
United States	0	0	0	0	0
Non-U.S.	0	0	0	0	0
Total	0	0	0	0	0
Downstream
United States	(200)	0	0	(550)	0
Non-U.S.	0	310	0	0	0
Total	(200)	310	0	(550)	0
Chemical
United States	0	0	0	0	0
Non-U.S.	0	150	0	0	0
Total	0	150	0	0	0

Corporate and financing	0	0	0	0	0
Corporate total	(200)	460	0	(550)	0

Earnings Excluding Special Items $M
Upstream
United States	1,389	1,353	1,384	1,173	1,237
Non-U.S.	3,519	3,701	3,503	2,756	2,609
Total	4,908	5,054	4,887	3,929	3,846
Downstream
United States	1,199	645	876	561	907
Non-U.S.	1,022	498	1,468	840	600
Total	2,221	1,143	2,344	1,401	1,507
Chemical
United States	343	492	425	329	148
Non-U.S.	471	790	823	680	459
Total	814	1,282	1,248	1,009	607

Corporate and financing	(103)	(79)	(59)	(109)	(170)
Corporate total	7,840	7,400	8,420	6,230	5,790
EPS excluding Special Items - assuming dilution	1.23	1.15	1.30	0.96	0.88
EXXON MOBIL CORPORATION

2Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 2 of 6)

Supplemental Information (continued)

Net production of crude oil and	2Q05	1Q05	4Q04	3Q04	2Q04
natural gas liquids, kbd
United States	500	540	534	522	576
Canada	355	358	357	339	356
Europe	554	575	564	554	608
Asia Pacific	173	174	189	204	198
Africa	583	596	612	588	542
Other Non-U.S.	301	298	309	298	301
Total liquids production	2,466	2,541	2,565	2,505	2,581

Natural gas production available for sale, mcfd
United States	1,809	1,897	1,810	1,918	1,987
Canada	913	923	951	954	974
Europe	3,790	5,767	5,370	3,302	3,756
Asia Pacific	1,333	1,312	1,382	1,516	1,590
Other Non-U.S.	841	886	917	798	754
Total natural gas production available for sale	8,686	10,785	10,430	8,488	9,061

Total worldwide liquids and gas production, koebd	3,914	4,338	4,303	3,920	4,091

Refinery throughput, kbd
United States	1,906	1,860	1,881	1,885	1,854
Canada	467	481	470	481	441
Europe	1,668	1,566	1,701	1,663	1,671
Asia Pacific	1,413	1,533	1,491	1,473	1,314
Other Non-U.S.	273	309	309	307	309
Total refinery throughput	5,727	5,749	5,852	5,809	5,589

Petroleum product sales, kbd
United States	2,986	2,870	2,993	2,869	2,865
Canada	608	620	643	619	584
Europe	2,128	2,055	2,167	2,156	2,106
Asia Pacific	1,722	1,844	1,751	1,695	1,585
Other Non-U.S.	815	840	892	903	883
Total petroleum product sales	8,259	8,229	8,446	8,242	8,023

Gasolines, naphthas	3,343	3,144	3,380	3,363	3,302
Heating oils, kerosene, diesel	2,461	2,690	2,609	2,446	2,360
Aviation fuels	720	691	722	731	679
Heavy fuels	675	718	693	655	649
Specialty products	1,060	986	1,042	1,047	1,033
Total petroleum product sales	8,259	8,229	8,446	8,242	8,023

Chemical prime product sales, kt
United States	2,664	2,838	2,871	2,922	2,925
Non-U.S.	3,928	4,100	4,078	4,195	4,005
Total chemical prime product sales	6,592	6,938	6,949	7,117	6,930
EXXON MOBIL CORPORATION

2Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 3 of 6)

Supplemental Information (continued)

Average Realization Data	2Q05	1Q05	4Q04	3Q04	2Q04
United States
ExxonMobil
Crude ($/B)	45.51	42.70	38.85	39.39	33.80
Natural Gas ($/kCF)	6.65	6.18	6.61	5.67	5.96

Benchmarks
WTI ($/B)	53.03	49.70	48.29	43.86	38.31
ANS-WC ($/B)	50.04	44.86	42.61	41.80	37.02
Henry Hub ($/MBTU)	6.74	6.27	7.07	5.75	6.00

Non-U.S.
ExxonMobil
Crude ($/B)	47.55	42.57	39.66	39.37	33.68
Natural Gas ($/kCF)	5.25	5.45	5.13	4.19	4.01
European NG ($/kCF)	5.57	5.85	5.33	4.24	4.01

Benchmarks
Brent ($/B)	51.59	47.50	43.99	41.54	35.36

Capital and Exploration Expenditures, $M
Upstream
United States	531	441	520	483	464
Non-U.S.	3,147	2,371	2,774	2,394	2,376
Total	3,678	2,812	3,294	2,877	2,840
Downstream
United States	201	148	175	202	196
Non-U.S.	448	304	496	398	428
Total	649	452	671	600	624
Chemical
United States	73	55	79	68	64
Non-U.S.	102	93	177	86	84
Total	175	148	256	154	148
Other	35	5	12	3	5

Total Capital and Exploration Expenditures	4,537	3,417	4,233	3,634	3,617

Exploration Expense Charged to Income, $M
Consolidated - United States	53	21	41	66	46
- Non-U.S.	155	147	268	328	164
Non-consolidated - ExxonMobil share - United States	0	0	9	0	0
- Non-U.S.	7	5	16	7	0
Total Exploration Expense Charged to Income	215	173	334	401	210

Effective Income Tax Rate, %	41.4%	41.3%	37.9%	41.9%	40.5%

Common Shares Outstanding (millions)
At quarter end	6,305	6,366	6,401	6,451	6,506
Average - assuming dilution	6,370	6,421	6,461	6,508	6,547

Cash Flows from Operations and Asset Sales ($G)
Net cash provided by operating activities	9.0	13.0	12.4	9.4	8.7
Sales of subsidiaries, investments and PP&E	2.0	1.8	0.7	0.6	0.9
Cash flows from operations and asset sales	11.0	14.8	13.1	10.0	9.6

The above numbers reflect ExxonMobil's current estimate of volumes and realizations given data available as of the end of the second quarter of 2005. Volumes and realizations may be adjusted when full statements on joint venture operations are received from outside operators. ExxonMobil management assumes no duty to update these estimates.

EXXON MOBIL CORPORATION

2Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 4 of 6)

Upstream Earnings Reconciliations

Upstream Earnings

Upstream 2Q05 vs. 2Q04
$M
6000
5000
4000
3000
2000
1000
0
3,846
1,730
(440)
(230)
4,908
2Q04
Realization
Vol/Mix
Other
2Q05

Upstream 2Q05 vs. 1Q05
$M
6000
5000
4000
3000
2000
1000
0
5,054
430
(520)
(50)
4,908
1Q05
Realization
Vol/Mix
Other
2Q05

$M	2Q04	2Q05	2Q05 vs. 2Q04
U.S.	1,237	1,389	+152
Non-U.S.	2,609	3,519	+910
Total	3,846	4,908	+1,062

$M	1Q05	2Q05	2Q05 vs. 1Q05
U.S.	1,353	1,389	+36
Non-U.S.	3,701	3,519	-182
Total	5,054	4,908	-146

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

2Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 5 of 6)

Downstream Earnings Reconciliations

Downstream Earnings

$M
Downstream 2Q05 vs. 2Q04
3000
2500
2000
1500
1000
500
0
1,507
500
130
80
2,221
2Q04
Margin
Vol/Mix
Other
2Q05

$M
Downstream 2Q05 vs. 1Q05
3000
2500
2000
1500
1000
500
0
1,143
770
150
160
2,221
1Q05
Margin
Vol/Mix
Other
2Q05

$M	2Q04	2Q05	2Q05 vs. 2Q04	1Q05	2Q05	2Q05 vs. 1Q05
U.S.	907	1,199	+292	645	1,199	+554
Non-U.S.	600	1,022	+422	498	1,022	+524
Total	1,507	2,221	+714	1,143	2,221	+1,078

Note: Earnings exclude special items

ExxonMobil

EXXON MOBIL CORPORATION

2Q05 INVESTOR RELATIONS DATA SUMMARY (PAGE 6 of 6)

Chemical Earnings Reconciliations

Chemical Earnings

Chemical 2Q05 vs. 2Q04
$M
1500
1000
500
0
607
220
(90)
70
814
2Q04
Margin
Vol/Mix
Other
2Q05

Chemical 2Q05 vs. 1Q05
$M
1500
1000
500
0
1,282
(440)
(20)
(10)
814
1Q05
Margin
Vol/Mix
Other
2Q05

$M	2Q04	2Q05	2Q05 vs. 2Q04
U.S.	148	343	+195
Non-U.S.	459	471	+12
Total	607	814	+207

$M	1Q05	2Q05	2Q05 vs. 1Q05
U.S.	492	343	-149
Non-U.S.	790	471	-319
Total	1,282	814	-468

Note: Earnings exclude special items

ExxonMobil